Note 5 - Loans Receivable, Net - Loans Originated by State (Details) - USD ($) $ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Loans receivable		$ 662,000	$ 653,791
Residential Portfolio Segment [Member]
Loans receivable		$ 163,322	$ 135,023
Percent of Total		100.00%	100.00%
Residential Portfolio Segment [Member] | Minnesota [Member]
Loans receivable		$ 142,252	$ 114,575
Percent of Total		87.10%	84.90%
Residential Portfolio Segment [Member] | WISCONSIN
Loans receivable		$ 15,048	$ 15,910
Percent of Total		9.20%	11.80%
Residential Portfolio Segment [Member] | Other States [Member]
Loans receivable	[1]	$ 6,022	$ 4,538
Percent of Total	[1]	3.70%	3.30%

[1]	Amounts under two million dollars in both years are included in “Other states”.